Exhibit 10.11

                                    AGREEMENT

      AGREEMENT, dated December 29, 1998, among GP Strategies Corporation, a Delaware corporation with an address at 9 West 57th Street, Suite 4170, New York, New York 10019 (the "Company"), Jerome I. Feldman with an address at 145 West Patent Road, Bedford Hills, New York 10507 ("Feldman"), and Martin M. Pollak with an address at 16 Springwood Path, Syosset, New York 11791 ("Pollak").

      WHEREAS, Pollak is a founder, and since 1959 has been Executive Vice President, Treasurer, and a Director, of the Company; and

      WHEREAS, Pollak is employed by the Company pursuant to an Employment Agreement, dated May 19, 1995, as amended, between the Company and Pollak (the "Employment Agreement"); and

      WHEREAS, Pollak holds certain options (the "Pollak Options") to purchase shares of the Class B Capital Stock, par value $.01 per share (the "Class B Capital Stock"), of the Company, including (i) options to purchase 100,000 shares of Class B Capital Stock which are exercisable at a price of $9.00 per share and expire in December 1998 (the "First Exchanged Pollak Options") and
(ii) options to purchase 93,750 shares of Class B Capital Stock which are exercisable at a price of $9.00 per share and expire in June 1999 (the "Second Exchanged Pollak Options" and, collectively with the First Exchanged Pollak Options, the "Exchanged Pollak Options"), all as more particularly identified on Schedule A hereto; and

      WHEREAS, Feldman holds certain options (the "Feldman Options") to purchase shares of the Common Stock, par value $.01 per share (the "Common Stock" and, together with the Class B Capital Stock, the "Company Stock"), of the Company, as more particularly identified on Schedule B hereto; and

      WHEREAS, Pollak wishes to retire from the Company and, in connection therewith, the parties hereto desire to provide for the disposition of the Exchanged Pollak Options and for certain related matters;

      NOW, THEREFORE, it is hereby agreed as follows:



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                                      13

      1. The Employment Agreement shall remain in effect, subject to the terms of this Agreement, until the scheduled expiration of its term. The parties confirm that such term shall expire on May 31, 1999. Pollak agrees that from the date hereof the sole obligation of the Company under the Employment Agreement is, during the period from the date hereof to the earlier of May 31, 1999 and the date of Pollak's death, to (a) pay his salary on the same basis as it is paid on the date hereof and (b) continue his benefits as provided in Section 5 of the Employment Agreement (subject, in the case of the benefits described in
Section 5(e) of the Employment Agreement, to the provisions of the Consulting Agreement (as defined below)), which obligation shall be unconditional irrespective of any action or inaction of Pollak or the Company except that the Company (by not less than 10 days notice to Pollak) may terminate such obligation if Pollak shall be convicted of a crime involving moral turpitude, shall commit any act involving dishonesty, disloyalty, or fraud with respect to the Company, or shall be grossly negligent or engage in willful misconduct with respect to the Company.

      2. On the date hereof, Pollak and the Company are entering into a consulting and severance agreement (the "Consulting Agreement"), in the form attached hereto as Exhibit A.

      3. Each Permitted Pollak Stockholder (as hereinafter defined) agrees that, until May 31, 2004, he will vote or (if requested by the Company) execute a written consent, with respect to all voting shares of the Company beneficially owned by him, on any matter in accordance with the recommendation of the Company's Board of Directors; provided, that this voting agreement shall be effective only during any period commencing on the date any person or group commences or enters into, or publicly announces an intention to commence or enter into, and ending on the date such person abandons, a tender offer, proxy fight, or other transaction that may result in a change in control of the Company. The Company shall give the Pollak Designated Holder (as hereinafter defined) prompt written notice of the commencement and end of any period during which the foregoing voting agreement is in effect. For purposes of the foregoing, a "change in control" shall have the meaning of such term as used in Form 8-K promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In furtherance of the foregoing, and until May 31, 2004, each Permitted Pollak Stockholder hereby grants to any officer of the Company designated by the Board of Directors a power of attorney and a proxy, each of which shall be irrevocable and coupled with an interest, to vote or execute a written consent with respect to all such shares at any time when the voting agreement provided hereunder is in effect, and further agrees at the request of the Company to extend or renew such power and proxy if the same shall expire pursuant to applicable law prior to May 31, 2004.

      4. The expiration date of the First Exchanged Pollak Options is hereby amended to be January 31, 1999.

      5. On January 4, 1999, or such earlier date as Pollak and Feldman may agree (the "Exchange Date"):

            (a) Pollak will deliver to Feldman the Exchanged Pollak Options, together with the original stock option agreements representing the Exchanged Pollak Options and option transfer powers with respect thereto.

            (b) In consideration for the Exchanged Pollak Options, Feldman will deliver to Pollak:

                  (i) A portion of the Feldman  Options,  identified as provided below (the "Exchanged Feldman Options"), together with the original stock option agreements representing the Exchanged Feldman Options and option transfer powers with respect thereto, and



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                  (ii) a number of shares  (the  "Exchanged  Shares")  of Common
            Stock equal (to the nearest lesser whole number) to $387,500 divided by the Average Closing Price (as hereinafter defined) on the
            Exchange  Date,   together  with  the  original  stock  certificates
            representing the Exchanged Shares and stock powers with respect thereto.

            (c) The Exchanged Feldman Options shall be those Feldman Options with the earliest expiration dates which have an aggregate Spread (as hereinafter defined) on the Exchange Date equal to the aggregate Spread on the Exchange Date of the Exchanged Pollak Options.

            (d) The "Spread" of any option on any date shall mean an amount equal to the number of shares of Common Stock or Class B Capital Stock subject to such option multiplied by the excess of the Average Closing Price on such date over the exercise price per share of such option.

            (e) The "Average Closing Price" on any date shall mean the average of the closing sales prices of the Common Stock over the seven trading days prior to such date.

      6. If either Feldman or Pollak shall breach his obligations to consummate the exchange contemplated by Section 5, the other party, in addition to any other remedies, shall have the right to terminate this Agreement by notice to the breaching party. In such event, if Pollak is the breaching party, (a) the Consulting Agreement shall be terminated and void as if never entered into and
(b) the Employment  Agreement  shall be reinstated in full and the provisions of
Section 1 hereof shall be of no force or effect.

      7. All Pollak Options and Feldman Options other than the Exchanged Pollak Options and Exchanged Feldman Options shall remain in effect, subject to their terms as currently in effect. Until the Exchange Date, Pollak agrees not to exercise any of the Exchanged Pollak Options, provided that the Company and Feldman comply with their obligations hereunder; and, until the Exchange Date, Feldman agrees not to exercise any of the Feldman Options, provided Pollak complies with his obligations hereunder.

      8. The Company hereby consents to the exchange of Exchanged Pollak Options for Exchanged Feldman Options and Exchanged Shares, and represents and warrants that it has taken all such other action (including any amendments to its Stock Option Plan) as is necessary to permit such exchange. The Company will promptly issue a new option agreement, in Feldman's or Pollak's name, as the case may be, representing the Exchanged Pollak Options or Exchanged Feldman Options delivered to him.

      9. The Company and Pollak hereby agree that any Exchanged Feldman Options, upon delivery to Pollak in accordance with this Agreement, will be, and (provided Pollak complies with his obligations hereunder) the options (the "Amended Options") held by Pollak to purchase 122,167 shares of Common Stock which expire on June 14, 1999 and December 31, 1999 are (in each case, without any further action by any party), deemed amended to permit a "cashless" exercise as follows:

            (a) Pollak may make a cashless exercise of any Exchanged Feldman Option or Amended Option by giving notice (the "Cashless Exercise Notice") to the Company on or after the Exchange Date and prior to the expiration date of such Exchanged Feldman Option or Amended Option of a cashless exercise pursuant to this Section 9.

            (b) If Pollak gives a Cashless Exercise Notice with respect to any Exchanged Feldman Options or Amended Options, then, in settlement of such Exchanged Feldman Options or Amended Options, the Company, as promptly as practicable after the date on which such Cashless Exercise Notice is given (the "Cashless Exercise Date"), shall deliver to Pollak a certificate or certificates for a number of shares of Common Stock (determined to the nearest lesser whole share) having a market value (based on the Average Closing Price on the Cashless Exercise Date) equal to the aggregate Spread of such Exchanged Feldman Options or Amended Options on the Cashless Exercise Date.

      10.(a) Pollak represents that he is acquiring or will acquire the Exchanged Shares, any shares of Common Stock issued on exercise or cashless exercise of Exchanged Feldman Options or Amended Options, and the shares of Common Stock to be issued to him pursuant to the Consulting Agreement (collectively, the "Pollak Shares"), for his own account, for investment and not with a view to the distribution or resale thereof, and that he understands that he may not sell or otherwise dispose of Pollak Shares in the absence of either a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or an exemption from the registration provisions of the Securities Act; and he agrees that the certificates representing the Pollak Shares may contain a legend to the foregoing effect.

      (b) Feldman represents that he will acquire any shares of Class B Capital Stock issued on exercise of Exchanged Pollak Options for his own account, for investment and not with a view to the distribution or resale thereof, and that he understands that he may not sell or otherwise dispose of such shares in the absence of either a registration statement under the Securities Act or an exemption from the registration provisions of the Securities Act; and he agrees that the certificates representing such shares may contain a legend to the foregoing effect.

      11. As promptly as practicable after the date any Pollak Shares are issued or transferred to Pollak, the Company shall file a registration statement on Form S-3 covering the resale by Pollak of the Pollak Shares, and shall use its reasonable best efforts to have such registration statement declared effective as promptly as practicable thereafter and to maintain the effectiveness of such registration statement until the earlier of the disposition by Pollak of the Pollak Shares registered thereunder or the date on which Pollak is eligible to sell any Pollak Shares registered thereunder still held by him pursuant to Rule 144(k) under the Securities Act (or any successor rule). The Company will file the registration statement relating to Pollak Shares issued or transferred to Pollak on the Exchange Date not later than 20 business days after the Exchange Date. The Company shall pay all expenses of each such registration statement; provided, that Pollak shall be responsible for any brokerage or underwriting fees or commissions and any counsel or advisors representing him. Pollak will give the Company notice at least five business days prior to any sale of Pollak Shares and will sell all Pollak Shares in an orderly manner so as to minimize any disruption of the trading market caused by such sales.

      12.(a) Each of Pollak and Feldman hereby waives any rights of first refusal he may have under the agreement, dated March 26, 1986, between them (the "First Refusal Agreement"), or otherwise, with respect to the transactions contemplated by this Agreement. Pollak hereby waives any rights of first refusal he may have, under the First Refusal Agreement or otherwise, with respect to any future transactions by Feldman or his successors in the Class B Capital Stock or options to acquire Class B Capital Stock ("Class B Options").

      (b)(i)  If,  at any  time  or from  time to  time,  any  Permitted  Pollak
Stockholder shall propose to Dispose Of any Subject Securities other than pursuant to (A) the exchange with Feldman contemplated by this Agreement, (B)
Section 12(b)(ii), or (C) the conversion of Subject Securities into Common Stock, such Permitted Pollak Stockholder shall give notice (a "Sale Notice") of such proposed Disposition to the Feldman Designated Holder describing the proposed Disposition, accompanied by a copy of a bona fide written offer for the purchase, for Permitted Consideration, of the Subject Securities proposed to be Disposed Of. The Feldman Designated Holder shall have the right, by giving notice (a "Call Notice") to such Permitted Pollak Stockholder within 30 days of the Sale Notice, to purchase and/or cause the other Permitted Feldman Stockholders to purchase, on the terms and on the conditions described in the Sale Notice (subject to the provisions of this Section 12(b)), any or all of the Subject Securities such Permitted Pollak Stockholder proposed to Dispose Of as described in the Sale Notice. If the Feldman Designated Holder gives a Call Notice, a closing of such purchase shall take place at such time, not later than 10 days after the date of the Call Notice, determined by the Feldman Designated Holder and reasonably convenient to the Permitted Pollak Stockholder. If the Feldman Designated Holder does not give a Call Notice or gives a Call Notice to purchase less than all of the Subject Securities such Permitted Pollak
Stockholder proposed to Dispose Of as described in the Sale Notice, such Permitted Pollak Stockholder may sell, on substantially the terms and conditions described in the Sale Notice, any or all of the Subject Securities described in the Sale Notice that are not purchased pursuant to a Call Notice, provided such sale is consummated not later than 60 days after the date of the Sale Notice.

      (ii) Section 12(b)(i) shall not apply to any Disposition to any Permitted Pollak Stockholder, provided such Permitted Pollak Stockholder agrees in writing to be bound by the terms of Section 3 and this Section 12(b) and the Feldman Designated Holder is given notice of such Disposition.

      (iii) All determinations with respect to the exercise or waiver of the right of first refusal provided by this Section 12(b) shall be exercised by the Feldman Designated Holder on behalf of all of the Permitted Feldman
Stockholders, and all shall be bound by any such determination. The Feldman Designated Holder shall have the right to allocate among the Permitted Feldman Stockholders, in such manner as he determines, any Subject Securities to be purchased from Permitted Pollak Stockholders under this Section 12(b). The Feldman Designated Holder shall provide notice to the Pollak Designated Holder of any such allocation. No Permitted Feldman Stockholder shall transfer any Subject Securities to any other Permitted Feldman Stockholder unless the transferee agrees in writing to be bound by the provisions of this Section 12(b)(iii) .

      (iv) The rights of first refusal granted by Permitted Pollak Stockholders herein shall terminate on such date on which no Permitted Feldman Stockholder holds any Subject Securities, including by conversion of Class B Capital Stock into Common Stock.

      (v) If any Sale Notice provides for Permitted Consideration other than cash, (A) the Sale Notice shall state the Value thereof as of the date of the Sale Notice and (B) the Feldman Designated Holder, in the Call Notice, may elect for the Permitted Feldman Stockholders to pay cash in lieu of all or any part of such non-cash Permitted Consideration. The amount of cash to be paid in lieu of any non-cash Permitted Consideration shall be the Value of such non-cash Permitted Consideration as of the date of the Sale Notice. If any such non-cash Permitted Consideration is a Secured Note, the Feldman Designated Holder may elect for the Permitted Feldman Stockholders to provide any collateral with a Collateral Value as of the date of the Call Notice equal to the Collateral Value required by Section 12(b)(vii)(H) to secure such Secured Note. Except as so elected by the Feldman Designated Holder, the Permitted Feldman Stockholders shall pay for any Subject Securities purchased by them under this Section 12 with the same consideration as proposed to be paid in the Sale Notice.

      (vi) The provisions of this Section 12(b) supersede the provisions of the First Refusal Agreement, which are terminated and of no force or effect.

      (vii) The following terms shall have the following meanings:

            (A) "Collateral Value" of (I) any collateral (other than Company Stock) securing a Secured Note shall mean the fair market value of such collateral on the date of the Sale Notice or (in the case of collateral to be posted by a Permitted Feldman Stockholder) Call Notice and (II) Company Stock securing a Secured Note shall mean two-thirds of the fair market value of such Company Stock on the date of the Sale Notice or (in the case of collateral to be posted by a Permitted Feldman Stockholder) Call Notice. The "fair market value" of any collateral may be established by the trading market price of any collateral which has a readily ascertainable public trading price; by an appraisal, not more than one year old, by a qualified independent appraiser, in the case of property for which there is no readily ascertainable trading market; or by reference to its face value in the case of a letter of credit or similar obligation of a bank or other financial institution.

            (B) "Feldman Designated Holder" shall mean Feldman, so long as Feldman remains a holder of Subject Securities. If any Feldman Designated Holder shall transfer all of his Subject Securities, such Feldman Designated Holder or his executor shall designate one Permitted Feldman Stockholder who is a holder of Subject Securities as the Feldman Designated Holder, and shall notify the Pollak Designated Holder of such designation.

            (C) "Dispose Of" shall mean pledge, hypothecate, give away, sell, grant an option with respect to, or otherwise transfer, other than pursuant to a plan of merger or consolidation or similar transaction, to anyone; and the term "Disposition" shall have a correlative meaning.

            (D) "Marketable Securities" shall mean securities traded on any national securities exchange or listed by the Nasdaq Stock Market, Inc. on either its National Market or SmallCap system.

            (E) "Permitted Consideration" shall mean cash, a Secured Note, or Marketable Securities, or any combination thereof.

            (F) "Permitted  Feldman  Stockholder" shall mean any of (I) Feldman,
      (II) any parent, child, descendant, or sibling of Feldman, (III) the spouse of any of the foregoing, (IV) any trust established by Feldman or any of the foregoing persons, or any trustee, custodian, fiduciary, or foundation, which will hold shares of Company Stock for charitable purposes or for the benefit of Feldman or any of the persons described in this Section 12(b)(vii)(F) or any combination thereof, and (V) committees, guardians, or other legal representatives of Feldman or of any of the other persons described in this Section 12(b)(vii)(F).

            (G)  "Permitted  Pollak  Stockholder"  shall mean any of (I) Pollak,
      (II) any parent, child, descendant, or sibling of Pollak, (III) the spouse of any of the foregoing, (IV) any trust established by Pollak or any of the foregoing persons, or any trustee, custodian, fiduciary, or foundation, which will hold Subject Securities for charitable purposes or for the benefit of Pollak or any of the persons described in this Section 12(b)(vii)(G) or any combination thereof, and (V) committees, guardians, or other legal representatives of Pollak or of any of the other persons described in this Section 12(b)(vii)(G).

            (H) "Secured Note" shall mean a promissory note of a purchaser or proposed purchaser of Subject Securities, which note (I) provides for full recourse against the obligor, (II) requires payment in cash on or before a stated date of a stated amount, and (III) is secured by collateral having a Collateral Value equal to at least the face amount of such promissory note.

            (I) "Subject Securities" shall mean shares of Class B Capital Stock and options, warrants, or other rights to acquire Class B Capital Stock.

            (J) "Value" on any date of (I) any Marketable Securities shall mean the average of the closing sales prices for such Marketable Securities, on the principal market on which such Marketable Securities are listed or traded, over the five trading days prior to such date, or (II) any Secured Note shall mean the face amount of such Secured Note.

      13.(a) If, at any time or from time to time, any Permitted Feldman Stockholder shall propose to Dispose Of any Subject Securities other than pursuant to (i) the exchange with Pollak contemplated by this Agreement, (ii)
Section 13(b), or (iii) the conversion of Subject Securities into Common Stock, such Permitted Feldman Stockholder (the "Selling Stockholder") shall give notice (a "Notice") of such proposed Disposition to the Pollak Designated Holder describing the proposed Disposition. If such Disposition is a sale of Subject Securities, then the Pollak Designated Holder shall have the right, by giving notice (a "Tag-Along Notice") to the Selling Stockholder within 10 days of the Notice, to sell, and/or cause the other Permitted Pollak Stockholders to sell, on the terms and to the transferee(s) described in the Notice, a number of each type of Subject Securities equal to the number of such type of Subject Securities then held by the Permitted Pollak Stockholders multiplied by a fraction, the numerator of which is the number of such type of Subject Securities proposed to be sold by such Selling Stockholder and the denominator of which is the number of such type of Subject Securities held by all Permitted Feldman Stockholders at the date of the Notice; and, if the Pollak Designated Holder gives a Tag-Along Notice, such Selling Stockholder shall not effect such Disposition unless the Permitted Pollak Stockholders are afforded such opportunity to sell such portion of their Subject Securities.

      (b) Section 13(a) shall not apply to any Disposition to any Permitted Feldman Stockholder, provided such Permitted Feldman Stockholder agrees in writing to be bound by the terms of this Section 13 and the Pollak Designated Holder is given notice of such Disposition.

      (c) All determinations with respect to the exercise or waiver of the tag-along right provided by Section 13(a) shall be exercised by the Pollak Designated Holder on behalf of all of the Permitted Pollak Stockholders, and all shall be bound by any such determination. The Pollak Designated Holder shall have the right to allocate among the Permitted Pollak Stockholders, in such manner as he determines, any Subject Securities to be sold by the Permitted Pollak Stockholders under Section 13(a). The Pollak Designated Holder shall provide notice to the Feldman Designated Holder of any such allocation. No Permitted Pollak Stockholder shall transfer any Subject Securities to any other Permitted Pollak Stockholder unless the transferee agrees in writing to be bound by the provisions of this Section 13(c).

      (d) The tag-along rights granted by Permitted Feldman Stockholders herein shall terminate on such date on which no Permitted Pollak Stockholder holds any Subject Securities, including by conversion of Class B Capital Stock into Common Stock.

      (e) "Pollak Designated Holder" shall mean Pollak, so long as Pollak remains a holder of Subject Securities. If any Pollak Designated Holder shall transfer all of his Subject Securities, such Pollak Designated Holder or his executor shall designate one Permitted Pollak Stockholder who is a holder of Subject Securities as the Pollak Designated Holder, and shall notify the Feldman Designated Holder of such designation.

      (f) This Section 13 shall not apply to any Common Stock held by any Permitted Feldman Stockholder, including any acquired on conversion of any Class B Capital Stock.

      14. On the date hereof, the parties are exchanging mutual releases in the forms attached as Exhibit B.

      15. The Company represents and warrants that (a) this Agreement and the transactions contemplated hereby have been approved by all necessary corporate action, including, without limitation, approval of the transactions contemplated hereby by the full Board of Directors of the Company, and (b) the execution, delivery, and performance of this Agreement and the Consulting Agreement by the Company will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, any contract or agreement to which the Company is a party.

      16. Feldman represents and warrants that, as of the date of this Agreement, he has not received any currently outstanding offer, orally or in writing, to purchase any of the Class B Capital Stock held by or to be acquired by him.

      17. At any time and from time to time, each party agrees, without further consideration, to take such actions and to execute and deliver such documents as the other parties may reasonably request to effectuate the purposes of this Agreement.

      18. This Agreement and the Exhibits hereto set forth the entire understanding of the parties with respect to the subject matter hereof, supersede all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by the party to be charged.

      19. Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

      20. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the Company and the respective assigns, heirs, and personal representatives of the individual parties hereto.

      21. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

      22. The Company will promptly reimburse Pollak for his reasonable legal fees and expenses incurred in connection with this Agreement.

      23. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Section 20).

      24. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      25. Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled, in addition to any other right or remedy available to him or it, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement, and in either case no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such injunction and to the ordering of specific performance.

      26. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be delivered by Federal Express, Express Mail, or similar overnight delivery or courier service, or delivered against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this
Section 26). Notice to the estate of a party shall be sufficient if addressed to such party as provided in this Section 26. Any notice shall be deemed given at the time of receipt thereof.

      27. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

      28. Except as provided in Section 25, any dispute or controversy arising out of or relating to this Agreement or any breach of this Agreement shall be settled by arbitration to be held in the City of New York in accordance with the rules then in effect of the American Arbitration Association or any successor thereto. The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive, and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction, and the parties irrevocably consent to the jurisdiction of the federal and state courts located in the State of New York courts for this purpose.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                          GP STRATEGIES CORPORATION

                                          By




                                                Jerome I. Feldman



                                                Martin M. Pollak

                                                                   Schedule A

                            Exchanged Pollak Options

-------------------------------------------------------------------------------

Grant Date                 Exercise Price            No. of Shares1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

10/11/90                   $9.00                     75,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

10/11/90                   $9.00                     25,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

10/11/90                   $9.00                     93,750
-------------------------------------------------------------------------------

1 All are options to purchase shares of Class B Capital Stock.

                                                                    Schedule B

                                 Feldman Options

-------------------------------------------------------------------------------

                                             Exercise
Grant Date          Exp. Date                  Price      No. of Shares1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

10/11/90            6/14/99              $9.00            25,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

12/31/96            12/31/99             $7.69            35,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

11/17/95            11/17/00             $8.375           106,250
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

07/01/97            07/01/02             $7.75            40,000
-------------------------------------------------------------------------------

1     All are options to purchase shares of Common Stock.